Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

SECOND ADDENDUM TO TECHNOLOGY LICENSE AGREEMENT

This Second Addendum to Technology License Agreement (“Second Addendum”) is entered into by and between AF Chemicals, LLC (“AFC”) and Lantern Pharma Inc. (“LANTERN”) as of the 30th day of December of the year 2020 (“Second Addendum Effective Date”).

Recitals

WHEREAS, LANTERN and AFC entered into a Technology License Agreement dated as of January 15, 2015 (the “Technology Agreement”) and an Addendum to Technology License Agreement dated as of February 8, 2016 (the “First Addendum”);

WHEREAS, the Technology Agreement, as amended by the First Addendum, is collectively referred to herein from time to time as the “Existing Agreement”; and

WHEREAS, LANTERN and AFC have determined it to be mutually beneficial to amend the Existing Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, LANTERN and AFC hereby agree to amend the Existing Agreement as follows:

1. Effect of Addendum. The Technology Agreement was amended by the First Addendum and is further amended as set forth in this Second Addendum. Effective as of the Second Addendum Effective Date, the term “AGREEMENT” in the Technology Agreement, as amended by the First Addendum and this Second Addendum, shall mean: the Technology Agreement, as amended by the First Addendum and the Second Addendum. Except as otherwise specifically provided in this Second Addendum, all of the terms and conditions of the Technology Agreement, as amended by the First Addendum, shall remain in full force and effect. To the extent that any of the terms or conditions contained in this Second Addendum may contradict or conflict with any of the terms or conditions of the Technology Agreement or the First Addendum, it is expressly understood and agreed that the terms of this Second Addendum shall take precedence and supersede the Technology Agreement and the First Addendum. In addition to and without limitation of the foregoing, this Section 1 shall take precedence over and supersede the first sentence of Section 9.2 of the First Addendum.

2. PAYMENTS IN CONNECTION WITH SECOND ADDENDUM. In connection with the signing of this Second Addendum, LANTERN shall make the following payments (collectively, the “Addendum Payments”) to AFC: (a) $[***] in cash within 10 days of time of signing this Second Addendum; and (b) $[***] in cash to be paid by March 31, 2021.

3. FEES PAID UNTIL JANUARY, 15, 2025. For the period from the Second Addendum Effective Date through January 15, 2025, (a) Lantern shall have no obligation to pay any annual licensing fees, due diligence extensions payments or patent maintenance fees due under Exhibit B (Irofulven), Exhibit C (Analogs, including LP-184 (or hydroxyureamethylacylfulvene)), or any other provision of the Existing Agreement; and (b) Lantern shall have no obligation to pay storage costs under Section 4.8 of the Existing Agreement. That is the annual licensing fees, due diligence extensions payments, patent maintenance fees payments, and storage costs shall be deemed paid during the period from the Second Addendum Effective Date through January 15, 2025. Lantern will bear such costs that come due after January 15, 2025. AFC will maintain control and ownership of all legacy Irofulven and other analog documents generated by MGI Pharma, and subsequently obtained from Eisai, Inc. (collectively, the “Legacy Information”), and reserves the right to specify a secure storage location such as the current site maintained by Iron Mountain.

4. AMENDMENTS TO AGREEMENT EXHIBITS. The terms contained in Exhibits B and C attached to this Second Addendum shall replace and supersede Exhibits B and C of the Technology Agreement and the First Addendum.

5. Patent costs. AFC will pay patent maintenance fees and patent renewal costs for existing patents as provided in Exhibits B and C of this Second Addendum that are due prior to January 15, 2025. Lantern will reassume responsibility after January 15, 2025 for patent and storage costs.

6. ANNUAL LICENSING FEES. (a) Section 1.16 of the Existing Agreement shall be deleted in its entirety and replaced with the following new Section 1.16:

“1.16 Beginning January 15, 2025, LANTERN shall pay to AFC the amount of [***] ($[***]) as an annual licensing fee in order to maintain the licenses granted hereunder with respect to the COMPOUND, PRODUCT, LICENSED INTELLECTUAL PROPERTY, TARGETED COMPOUNDS and LICENSED TECHNOLOGY in effect (including, without limitation LP-100 and LP-184), but excluding the TARGETED COMPOUNDS when bound or conjugated either directly or via a linker to any antibody, antibody fragment, peptide, growth factor, receptor proteins, receptor binding entity, lipids, liposomal particles, nanoparticles, PEG carriers, steroids, proteins, toxins, or any other drug conjugate. The first of such annual licensing fee payments shall be made within thirty (30) days after January 15, 2025, and each subsequent annual licensing fee payment shall be made within thirty (30) days after January 15th of the subsequent applicable year. No annual licensing fees or due diligence extensions payments are due or payable prior to January 15, 2025.”

7. ORPHAN DRUG Designation ApplicationS. The Existing Agreement is hereby amended to include a new Section 9.5 titled “ORPHAN DRUG Designation ApplicationS”, which new Section 9.5 shall read in its entirety as follows:

“On or before administration of drug to the first patient in a clinical trial for LP-184 in the USA or EU, Lantern shall apply for Orphan Drug designation for LP-184 in at least one indication in the USA and, if commercially reasonable, in the EU. In addition to the other circumstances under which the AGREEMENT shall be in force, the TERM of the AGREEMENT shall continue and be in force until expiration of orphan drug designation with respect to LP-184, if granted. Lantern will also consider applying for Orphan Drug designation with respect to LP-184 in additional indications and additional applicable jurisdictions if commercially reasonable.

8. Assignment & change of control. Sections 8.2 and 8.3 of the Existing Agreement are hereby amended and restated to read in their entirety as follows:

“8.2 A transfer or assignment of the LICENSED TECHNOLOGY license under this AGREEMENT from LANTERN to a third party (hereinafter “the “Acquirer”) shall require notification to AFC within seventy two (72) hours of the transfer or assignment to the Acquirer together with the responsible fiduciary of the Acquirer and require that the Acquirer make a Transfer Payment to AFC. The Transfer Payment will be [***]. The Transfer Payment will be due within 30 days of the transfer or assignment of rights. Any Aquirer (including an assignee or transferee other than a sub-licensee) shall be required to accept all terms of this Agreement and shall be responsible for making all payments due as part of this Agreement.”

“8.3 Any event that results in a Change of Control of LANTERN to a third party irrespective of whether the third party is a person, an entity, or a group of persons or entities (hereinafter “Purchaser”) shall require that the Purchaser make a payment of [***] to AFC as a result of the Change of Control. Payment will be due within 30 days of the Change of Control.”

9. Royalty Recovery. The Existing Agreement is amended to include a new Section 9.6 titled “Royalty Recovery”, which new Section 9.6 shall read in its entirety as follows: “If sublicense fees or royalty payments are made to AFC relating to LP-184 or Irofulven (LP-100) prior to January 15, 2025 by LANTERN, then LANTERN shall be entitled to a credit of [***] for every [***] paid up to a maximum recovery by LANTERN of [***]. In order to allow recovery of such credit amounts, LANTERN may offset for its benefit present and future payments owed or to be paid to AFC by LANTERN until the credit has been satisfied, up to a maximum credit and recovery by LANTERN of [***]. If a 3rd party pays sub-licensee payments or royalty payments relating to LP-184 or Irofulven (LP-100) to AFC, LANTERN shall be entitled to receive an accounting and payment to LANTERN of [***] for every [***] paid to AFC, up to a maximum recovery by and payment to LANTERN of [***]. AFC will promptly pay LANTERN [***] for every [***] paid to AFC, up to a maximum payment by AFC to LANTERN of [***] to recompense LANTERN for the accounting. In any event, the maximum aggregate recovery by LANTERN pursuant to this Section 9.6 shall be limited to [***].”

10. TERM. Section 5.1 of the Existing Agreement is hereby amended and restated to read in its entirety as follows: “5.1 The TERM of the AGREEMENT shall begin on the Executed Date and continue until the later of (i) the expiration date of the last to expire of the PRODUCT PATENT RIGHTS, and (ii) expiration of the last to expire Orphan Drug Designations with respect to Licensed Technology for any indication in any jurisdiction. The licenses granted under the AGREEMENT shall be in force as to all countries and jurisdictions during the TERM.

11. Patent Extensions and Orange Book Listings. The Existing Agreement is hereby amended to include a new Section 9.7 titled “PATENT EXTENSIONS AND ORANGE BOOK LISTINGS”, which new Section 9.7 shall read in its entirety as follows: “The Parties shall cooperate in obtaining patent term extensions (including any available pediatric extensions) or supplemental protection certificates or their equivalents available in any country.”

12. PATENT RELATED Litigation Cooperation. The Existing Agreement is hereby amended to include a new Section 9.8 titled “PATENT RELATED LITIGATION COOPERATION”, which new Section 9.8 shall read in its entirety as follows: “In any litigation, action, proceeding or other activities regarding any patent under the AGREEMENT, each Party, at the request and reasonable expense of the other requesting Party, will cooperate with the other Party to the fullest extent reasonably necessary (including AFC agreeing to be a named party in any LANTERN-controlled or –managed litigation, action or proceeding) to enforce, confirm, defend or otherwise validate patent rights relating to the AGREEMENT. AFC shall have the first right but not the obligation at its own expense to initiate and control patent litigation under the AGREEMENT, and AFC may name LANTERN as a party for standing purposes. LANTERN shall provide reasonable assistance to AFC who shall have sole initial control of the proposed action. AFC shall give LANTERN timely notice of any proposed settlement. If AFC does not obtain agreement from an alleged infringer to desist or fails to initiate an infringement action within thirty (30) days following AFC’s receipt of notice of alleged infringement, LANTERN shall have the right upon notice to AFC and at LANTERN’s sole discretion and at its own expense to control enforcement of patent rights relating to the license grants under the AGREEMENT (including initiating any litigation or related actions), and may name AFC as a party for standing purposes. Subject to the notice requirements contained in this Section, the controlling Party shall not incur any liability to the non-controlling Party as a sole consequence of controlling any litigation or any unfavorable decision resulting therefrom including any decision holding any patent rights invalid or unenforceable. To ensure that no rights of either Party are compromised in any such action, neither Party shall settle any such claim, or enter into any settlement agreement that admits that any third party product does not infringe any of the PRODUCT PATENT RIGHTS or that any of the PRODUCT PATENT RIGHTS are invalid or unenforceable without both Parties’ prior written consent, which consent shall not be unreasonably withheld, delayed, denied or conditioned. Any amounts recovered pursuant to this Section 9.8, whether by settlement or judgment, shall be used to reimburse the Parties for their reasonable out-of-pocket expenses in making such recovery and the remaining amount shall be split evenly between the Parties.”

13. DEFINITIONS. Unless otherwise defined herein, each capitalized term used in this Second Addendum shall have the definition and meaning ascribed to it in the Existing Agreement. In addition, the Existing Agreement shall be amended to include the following additional defined term as Section 1.21 under the AGREEMENT: “PRODUCT PATENT RIGHTS" shall mean (i) all of the valid claims covering the TARGETED COMPOUNDS (including, without limitation, claims covering uses, formulations and dosages of the TARGETED COMPOUNDS, (ii) all of the valid claims covering the COMPOUND and/or PRODUCT (including, without limitation, claims covering uses, formulations and dosages , and (iii) all of the valid claims covering both the TARGETED COMPOUNDS and the COMPOUND (including, without limitation, claims covering uses, formulations and dosages , whether domestic or foreign, including all continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof.”.”

14. Independent Contractors; FURTHER ASSURANCES. The Parties are independent contractors. No trust, joint venture or relationship (other than contractual) is formed hereby. Each of the Parties agrees to promptly take such other actions and execute such further documents as may be reasonably requested by either Party in order to further reflect or fulfill the terms of this Second Addendum.

[Signature Page Follows]

IN WITNESS WHEREOF, each of LANTERN and AFC has caused this Second Addendum to be executed by their duly authorized officers effective as of the Second Addendum Effective Date.

For and on behalf of
LANTERN PHARMA INC.

/s/ Panna Sharma
(Signature)
Panna Sharma
(Name)
Chief Executive Officer
(Designation)

Address:
1920 McKinney Avenue, 7th Floor
Dallas, TX 75201

For and on behalf of
AF CHEMICALS, LLC

/s/ Michael J. Kelner
(Signature)
Michael J. Kelner
(Name)
Manager
(Designation)

Address:
5545 Coral Reef Ave.
La Jolla, CA 92037
12/30/2020

EXHIBIT B

TERM SHEET FOR LANTERN PHARMA INC. – Irofulven Lantern shall make payments as outlined in this Exhibit B as part of the terms of the 2nd Addendum Details
Annual Licensing Fee	Annual Licensing Fee will be [***] (USD) and will commence (become payable) on January 15, 2025. No annual licensing fees or other costs will be due prior to that date. All other payments (milestone, royalty, sublicensing, etc.) are payable.
Field and Region of Coverage	In countries where patent protection, or orphan drug protection, is provided or exists with respect to the Compound and/or Product, an exclusive transferable license to Irofulven and all Licensed Patents.
Signing Fee	Previously satisfied
Milestone Payments	IND Filing: n.a. Phase I: n.a. – associated with IND
Phase II First patient: Lantern pays AFC $[***]
Phase III First Patient: Lantern pays AFC $[***]
NDA Filing: Lantern pays AFC $[***]
FDA approval to market in USA: Lantern pays AFC $ [***]
NDA filing in any other country: Lantern pays AFC $[***]
European Approval to Market: in Germany Lantern pays AFC $ [***]
European Approval to Market: in Great Britain Lantern pays AFC $ [***]
European Approval to Market: in France, Spain or Italy Lantern pays AFC $ [***]
On approval to market in Japan, Lantern pays AFC $[***]
European Approval to Market: Any other country population > 10 million Lantern pays AFC $[***]
European Approval to Market: Any other country population < 10 million Lantern pays AFC $[***]
Submission of a 2nd therapeutic indication

Lantern pays AFC [***]% of above milestone payments (per country)

Japan is also included as one of the countries requiring [***]% of specified applicable milestone payments for submission of a 2nd therapeutic indication.

Submission of a 3nd therapeutic indication

Lantern pays AFC [***]% of above milestone payments (per country)

Japan is also included as one of the countries requiring [***]% of specified applicable milestone payments for submission of a 3rd therapeutic indication.

Royalty Rate

In the event that Lantern receives a royalty share rate from its partner above [***]% of net sales, or develops the drug internally, Lantern will pay AFC [***]% of net sales.

In the event Lantern receives a royalty share rate between [***] and [***]% of net sales, Lantern will pay AFC [***]% of net sales.

In the event that Lantern receives a royalty rate below [***]% of net sales, Lantern will transfer [***]% of royalty rate for net sales to AFC.

Sublicensing Fees USA	Lantern pays AFC [***]% of gross income/fees received by Lantern
Sublicensing Fees Europe	Lantern pays AFC [***]% of the gross income/fees received by Lantern
Rest of the world	In the event that Lantern subsequently desires other countries in which AFC has or obtains intellectual property on Irofulven (e.g. Korea, South American countries, etc.) the licensing terms shall be the same as Germany.

Patents & Other Costs	AF Chemicals will pay the maintenance fees for existing patents and reasonable storage costs under section 4.8 of the AGREEMENT that come due prior to January 15, 2025. After January 15, 2025, Lantern will reassume responsibility of these costs, AFC will not bear the costs of new digitization requested by Lantern. AFC will promptly provide Lantern or its sublicensee, upon request, with access to all data and information (including, without limitation, the Legacy Information) as necessary for the development of Irofulven, with any new digitization costs resulting from Lantern’s request to be paid by Lantern. As with prior requests for access and digitization, AFC will still require an AFC representative to be on site and allow access to the materials.
Future Patents	Any manufacturing patents or other patents obtained by AFC to extend the patent life of Irofulven shall be included in this license at no additional fee provided Lantern accepts these patents and agrees to pay all associated costs to procure and maintain the patents. AFC shall include Lantern in IP strategizing.
Transferability	The License for Irofulven (and all associated data and materials) is transferred upon the sale of the majority of ownership of Lantern, or sale of the majority of the assets of Lantern, when AF Chemicals receives payment in accordance with Section 8.2 of the AGREEMENT.

Due Diligence and other issues	Details/Time
Enrollment time line commencements	Time commences within 120 days of IND submission to the FDA unless “FDA stop “ issued. Once “FDA stop” removed then time line commences within 60 days.
File IND	Not applicable
Enroll 1st patient in Phase I trial	Not applicable
Enroll 1st patient in Phase II trial	Removed- no longer applicable
Enroll 1st patient in Phase III trial	[***]
File NDA	[***]
Extensions	May purchase an additional year extension by paying additional funds of $[***] on [***]. May purchase a second additional year extension by paying additional funds of $[***] on [***]. May purchase a third additional year extension by paying additional funds of $ [***][***]. If active development of irofulven is ongoing at [***], may thereafter purchase a fourth additional year extension, as applicable, for any diligence time requirement by paying additional funds of $[***]. Extensions are specific and limited to each product under development (irofulven). Additional extensions to be negotiated.
Marketing	Will market each licensed product within 6 months of receiving regulatory approval (to market)
Progress Report	Quarterly (every 3 months)
Royalty Report	Quarterly (every 3 months)
Milestone Fee payment	Milestone: Within 30 days of an event occurring (NDA filed, patient enrolled, regulatory approval, etc.)
Royalty/Sublicensing Fee payment	Quarterly (every 3 months)
Insurance prior to commencement of human trials ($US)	Each occurrence: $ [***] Products/completed operations in aggregate: $ [***] Personal & Advertizing: $ [***] General Commercial Aggregate: $ [***]
Insurance once commencement of human trials ($US)	Each occurrence: $[***] Products/completed operations in aggregate: $[***] Personal & Advertizing: $ [***] General Commercial Aggregate: $[***]
Abandonment: Within 30 days will:

Pay for any existing costs including patent fees due within 6 months

Return all product (licensed and nonlicensed ) & feed stocks

Return any associated biological products

Return all preclinical & clinical data (efficacy, safety & otherwise)

Return any regulatory approvals including orphan drug approval and regulatory approval to market licensed product in all countries

Submission of a 2nd or 3rd therapeutic indication	No deadlines
Other	Indemnification per terms of AGREEMENT

EXHIBIT C

TERM SHEET FOR LANTERN PHARMA INC. – ANALOGS Lantern shall make payments as outlined in this Exhibit C as part of the terms of the 2nd Addendum Details
Signing Fees

$[***] (USD) to be paid as described in Section 2 of Second Addendum.

$[***] (USD) to be paid as described in Section 2 of Second Addendum.

Fees are for a 4 year period: Jan 15, 2021 through Jan 15, 2025

Annual Licensing Fee for Analogs	Annual Licensing Fee will be $[***] (USD) and will commence (become payable) on January 15, 2025. No annual licensing fees or other costs will be due prior to that date. All other payments (milestone, royalty, sublicensing, etc.) are payable upon terms of Existing Agreement.
Additional Costs	AFC will bear additional costs occurring such as patent maintenance fees (both USA and foreign) and reasonable costs under section 4.8 of AGREEMENT that come due prior to January 15, 2025. After January 15, 2025, Lantern will reassume responsibility of these costs. AFC will not bear the costs of new digitization requested by Lantern. AFC will promptly provide Lantern (or its sublicensee), upon request, with access to all data and information (including, without limitation, Legacy Information relating to analogs) as necessary for the development of LP-184 and other licensed analogs, with any new digitization costs resulting from Lantern’s request to be paid by Lantern. As with prior requests for access and digitization, AFC will still require an AFC representative to be on site and allow access to the materials. Manufacturing costs (e.g. production of LP-0184, or the precursors Illudin S, 001 or 002) are not included in this agreement. If Lantern desires production of any materials, a separate agreement will be required to cover production costs.
Field and Region of Coverage	In countries where patent protection is provided, or Orphan Drug Protection is obtained, an exclusive transferable license to Analog AFC #184 (also known as LP-184) (NSC D740821) & all additional analogs depicted by structure & number and described by patents MKEL-0141or included in the Licensed Technology.
Milestone Payments	On IND Filing Lantern pays AFC $[***]for each analog filed Phase I: n.a. – associated with IND
On Phase II First patient: Lantern pays AFC $[***] for each analog filed
On Phase III First Patient: Lantern pays AFC $[***]each analog filed
On NDA Filing: Lantern pays AFC $[***] each analog filed
On FDA approval to market in USA: Lantern pays AFC $ [***] each analog filed
On NDA filing in any other country: Lantern pays AFC $[***] each analog filed
On European Approval to Market: Germany Lantern pays AFC $ [***] each analog filed
On European Approval to Market: Great Britain Lantern pays AFC $ [***] each analog filed
On European Approval to Market: France Spain Italy Lantern pays AFC $ [***] each analog filed
On European Approval to Market: in Japan, Lantern pays AFC $ [***] each analog filed
On European Approval to Market: Any other country population > 10 million Lantern pays AFC $[***] each analog filed
On European Approval to Market: Any other country population < 10 million Lantern pays AFC $[***] each analog filed
Submission of a 2nd therapeutic indication	Lantern pays AFC [***]% of above milestone payments (per country) each analog filed. Japan is included as one of the countries requiring [***]% of specified applicable milestone payments for submission of a 2nd therapeutic indication.

Submission of a 3nd therapeutic indication	Lantern pays AFC [***]% of above milestone payments (per country) each analog filed. Japan is included as one of the countries requiring [***]% of specified applicable milestone payments for submission of a 3rd therapeutic indication.
Royalty Rate	Lantern pays AFC a minimum rate of [***]% of net sales for each analog filed Net sales are defined in the AGREEMENT.
Sublicensing Fees USA	Lantern pays AFC [***]% of gross income/fees received by Lantern, each analog filed
Sublicensing Fees Europe & Japan	Lantern pays AFC [***]% of the gross income/fees received by Lantern,
Patents	AF Chemicals will pay the maintenance fees for existing patents and reasonable storage costs under section 4.8 of the AGREEMENT that come due prior to January 15, 2025. After January 15, 2025, Lantern will reassume responsibility of the maintenance fees for existing patents and reasonable storage costs
Transferability	The License for Analogs (and all associated data and materials) is transferred upon the sale of the majority of ownership of Lantern, or sale of the majority of the assets of Lantern, when AF Chemicals receives payment in accordance with Section 8.2 of the AGREEMENT.

Due Diligence and other issues	Details/Time
File IND	Analog 184 – January 15, 2025
Enroll 1st patient in Phase I trial	Analog 184 – if 1st patient not enrolled in Phase I trial prior to January 15, 2025, then 1st patient shall be enrolled in Phase I trial within 120 days of IND unless an “FDA stop “ is issued. Once “FDA stop” is removed then within 60 days.
Enroll 1st patient in Phase II trial	Analog 184 - [***]
Enroll 1st patient in Phase III trial	Analog 184 - [***]
File NDA	Analog 184 - [***]
Extensions	May purchase an additional year extension by paying additional funds of $[***] on [***]. May purchase a second additional year extension by paying additional funds of $[***] on [***]. May purchase a third additional year extension by paying additional funds of $ [***] on [***]. If active development of analog 184 is ongoing at [***], may thereafter purchase a fourth additional year extension, as applicable, for any diligence time requirement by paying additional funds of $[***]. Extensions are specific and limited to each product under development analog 184). Additional extensions to be negotiated.
Marketing	Will market each licensed product within 6 months of receiving regulatory approval (to market)
Progress Report	Quarterly (every 3 months)
Royalty Report	Quarterly (every 3 months)
Milestone Fee payment	Milestone: Within 30 days of an event occurring (NDA filed, patient enrolled, regulatory approval, etc.)
Royalty/Sublicensing Fee payment	Quarterly (every 3 months)
Insurance prior to commencement of human trials ($US)	Each occurrence: $ [***] General Commercial Aggregate: $ [***]
Insurance once commencement of human trials ($US)	Each occurrence: $[***] Products/completed operations in aggregate: $[***] Personal & Advertising: $ [***] General Commercial Aggregate: $[***]
Abandonment: Within 30 days will:

Pay for any existing costs including patent fees due within 6 months

Return all product (licensed and nonlicensed ) & feed stocks

Return any associated biological products

Return all preclinical & clinical data (efficacy, safety & otherwise)

Return any regulatory approvals including orphan drug approval and regulatory approval to market licensed product in all countries

Submission of a 2nd or 3rd therapeutic indication	No deadlines
Other	Indemnification per terms of AGREEMENT.
Orphan Drug Protection	Orphan Drug designation applications to be filed as described in Section 7 of Second Addendum.